SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                                -----------------

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                  July 23, 2004
                Date of Report (Date of earliest event reported)



                        LATTICE SEMICONDUCTOR CORPORATION
              Exact name of registrant as specified in its charter)




          Delaware                   000-18032                  93-0835214
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
     of incorporation)                                      Identification No.)



           5555 NE Moore Court
         Hillsboro, OR 97124-6421                      (503) 268-8000

(Address of principal executive offices)      (Registrant's telephone number,
                                                    including area code)




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Item 7.    Exhibits.

      (c)  Exhibits:

      The following exhibit is filed with this report on Form 8-K:

Exhibit No.    Description
-----------    -----------

99.1           Press Release of Lattice Semiconductor Corporation, dated July
               22, 2004




Item 9. Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition (Item 12)*


The following information and exhibit relating thereto are furnished pursuant to Items 9 and 12 of this Current Report on Form 8-K:

On July 22, 2004, Lattice Semiconductor Corporation (the "Company") issued a press release announcing the Company's financial results for the fiscal quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

* The information furnished under Item 9 and Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.




                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1           Press Release of Lattice Semiconductor Corporation, dated July
               22, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          LATTICE SEMICONDUCTOR CORPORATION

Date: July 23, 2004

                                          By:   /s/ Jan Johannessen
                                                --------------------------------
                                          Name:  Jan Johannessen
                                          Title: Chief Financial Officer